EXHIBIT 10.55


                             SUBSCRIPTION AGREEMENT


THIS AGREEMENT MADE EFFECTIVE AS OF FEBRUARY 25, 2002 (the "Effective Date").

BETWEEN:

          E*Comnetrix Inc., a Canada Business Corporations Act company; (the "Company")

AND:

          Mark Smith, an individual
          (the "Purchaser")

WHEREAS:

A. The Purchaser wishes to subscribe for common shares of the Company for the total purchase price of US$50,000 (the "Subscription");

B. The parties have agreed that the subscription price of the shares purchased shall be $0.05 USD per share reflecting a market price discount to account for certain restrictions imposed on the transfer and sale of the Shares by Regulation S, promulgated under the Securities Act of 1933, as amended;

C. It is the intention of the parties to this Agreement that this Subscription will be made pursuant to appropriate exemptions from the registration requirements under all rules, policies, notices, orders and legislation of any kind of all jurisdictions applicable to this Subscription;

NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:


1. The Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, shares of common stock (the "Shares") of the Company for an aggregate consideration of US$ 50,000 (the "Subscription Price").

2. The subscription price per Share shall $0.05 per share.

3. The Purchaser acknowledges that this subscription is subject to acceptance by the Company. The Company may also accept this subscription in part. The Purchaser agrees that if this subscription is not accepted in full, any funds related to the portion of this subscription not accepted will be returned to the Purchaser, without interest.

4. By executing this subscription, the Purchaser represents, warrants and covenants to the Company (and acknowledges that the Company is relying thereon) that:

     (a) it has been independently advised as to the applicable hold period and restrictions with respect to trading imposed in respect of the Shares by securities legislation in the jurisdiction in which it resides, and confirms that no representation has been made respecting the applicable hold periods for the Shares and is aware of the risks and other characteristics of the Shares and of the fact that the Purchaser may not be able to resell the Shares except in accordance with applicable securities legislation and regulatory policy;

     (b) it has concurrently executed and delivered a Certificate of Qualified Investor in the form attached as Schedule "A" to this subscription and all represents, warrants and covenants are hereby incorporated to this Agreement by reference;

     (c) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Shares as may be required;

     (d) this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Purchaser upon acceptance of the Company;

     (e) the Shares are not being subscribed for by the Purchaser as a result of any material information about the Company's affairs that has not been publicly disclosed;

     (f)  it has been informed that:

          a. no securities commission, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Shares;

          b.   there is no government or other insurance covering the Shares;

          c. there are substantial risks associated with the purchase of the Shares; and

     (g) the Purchaser agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing (as hereinafter defined) and will survive the completion of the issuance of the Shares.

5. The foregoing representations, warranties and covenants are made by the Purchaser with the intent that they be relied upon in determining its suitability as a purchaser of Shares and the Purchaser hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Purchaser undertakes to notify the Company immediately at the address of 2000 Powell St., Ste. 1205, Emeryville, California 94608 of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.

6. The sale of the Shares will be completed at the Vancouver offices of Catalyst Corporate Finance Lawyers, 1100 - 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9, counsel for the Company, at 9:00 a.m. (Vancouver
Time), or such other time as the Company and the Purchaser may agree (the "Closing"), on February 29, 2000, or such other date as the Company and the Purchaser may agree (the "Closing Date").

7. The Purchaser agrees to deliver to the Company not later than 5 p.m. on February 28, 2000 (or two days before the Closing Date if such date is changed in accordance with section 6 above and communicated to the subscriber) (a) this duly completed and executed subscription form, and (b) such other documents as may be requested as contemplated by paragraph 4(c) hereof. In addition, the Purchaser will arrange for the payment of the Subscription Price in a manner acceptable to the Company on or before 5 p.m. (Vancouver Time) on February 29, 2000 (or one day before the Closing Date if such date is changed in accordance with section 6 above and communicated to the subscriber).

8. The contract arising out of the acceptance of this subscription by the Company shall be governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable in the province of British Columbia and represents the entire agreement of the parties hereto relating to the subject matter hereof. Time shall be of the essence hereof.

9. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

The Company shall be entitled to rely on delivery of a facsimile copy of this subscription, and acceptance by the Company of a facsimile copy of this subscription shall create a legal, valid and binding agreement between the Purchaser and the Company in accordance with the terms hereof.

DATED at Emeryville, this 25h day of February, 2002.

Number of Shares: To Be Determined

Total Subscription Price:  US$50,000



--------------------------------------         ---------------------------------
(Name of Subscriber - please print)            (Subscriber's Address)
Mark Smith                                     220 S. Rock Rd., Ste. 9

--------------------------------------         ---------------------------------
(Authorized Signature)
                                               Reno, Nevada, 89502
--------------------------------------         ---------------------------------
(Official Capacity or Title -
  please print)

--------------------------------------         ---------------------------------
(Please print name of individual whose         (Telephone Number)
signature appears above if different
than the name of the subscriber printed
above.)                                        ---------------------------------
                                               (Facsimile Number)



Registration Instructions:                     Delivery Instructions:
--------------------------                     ----------------------

Mark Smith                                     Mark Smith
--------------------------------------         ---------------------------------
Name                                           Account Reference, if Applicable
                                               c/o Ecomnetrix
--------------------------------------         ---------------------------------
Account reference, if applicable               Contact Name
220 S. Rock Rd., Ste. 9                        2000 Powell St., Ste. 1205
--------------------------------------         ---------------------------------
Address                                        Address
                                               Emeryville, Ca 94608
                                               ---------------------------------
                                               Telephone Number
                                               510-985-1033
                                               ---------------------------------
                                               Facsimile Number
                                               510-985-1725


                                   ACCEPTANCE

The Company hereby accepts the above subscription as of this 25th day of February, 2002.


                                       EC*Comnetrix, Inc..


                                       Per: /s/ J. Erik Mustad
                                            ------------------------------------
                                            J. Erik Mustad, Chairman./CEO
                                            on behalf of the Board of Directors

                   SCHEDULE "A" TO THE SUBSCRIPTION AGREEMENT

                        CERTIFICATE OF QUALIFIED INVESTOR



TO:   E*Comnetrix, Inc., a Canada Business Corporations Act company
      (the "Company")


1. The Purchaser understands and agrees that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and the Shares are being offered and sold on behalf of the Company, by the United States affiliate of the Underwriters, to the Purchaser in reliance upon Regulation S under the 1933 Act.

2. The Purchaser represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

     (a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and it is able to bear the economic risk of loss of the investment;

     (b) it is purchasing the Shares for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. persons; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (c) it , and if applicable, each person for whose account it is purchasing the Shares:

          (i) is not a "U.S. Person," as such term is defined by Rule 902 of Regulation S under the 1933 Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

          (ii) was outside the United States at the time of execution and delivery of the Agreement;

          (iii)no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States;

          (iv) the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

          (v) acknowledges that the Securities have not been registered under the 1933 Act, and the Place undertakes and agrees that it will not offer or sell the Securities unless such Securities are sold in accordance with Regulation S under the 1933 Act, the Securities are registered under the 1933 Act and the securities laws of all applicable states of the United States, or such Securities are sold pursuant to an available exemption from such registration requirements. The Purchaser understands that the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

     (d) it acknowledges that it has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (e) it agrees that if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i)  the sale is to the Company;

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

          (iii)the sale is made in compliance with the exemption from the registration requirements under the 1933 Act and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iv) the securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and

          with respect to subparagraphs (iii) and (iv) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company; (i) it has had the opportunity to ask questions of and receive answers from the Company regarding the investment, and has received all the information regarding the Company that it has requested;

     (g) there may be material tax consequences to the Purchaser of an acquisition or disposition of Shares. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquisition or disposition of such securities;

     (h) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B)
               OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY."

          provided, that if any such securities are being sold under clause (B) above, at a time when the Company is a "foreign issuer" as defined in Rule 902 under the 1933 Act, the legend may be removed by providing a declaration to Pacific Corporate Trust in Vancouver, British Columbia, Canada in such form as the Company may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act;

     (i) it is understood that the Company may instruct Pacific Corporate Trust not to record any transfer of Shares without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act;

     (j) it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

     (k) the office of the Purchaser at which the Purchaser received and accepted the offer to purchase the Shares is the address listed on the signature page of the Subscription Agreement; and

     (l) it acknowledges that the representations and warranties and agreements contained in this certificate and the subscription agreement of even date are made by it with the intent that they may be relied upon by the Company in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Shares. It agrees that by accepting Shares it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The  foregoing  representations,  warranties  and  covenants  are  made  by  the
Purchaser with the intent that they be relied upon in determining its suitability as a purchaser of Shares. The Purchaser undertakes to notify the Company immediately at E*Comnetrix, Inc., 2000 Powell St., Ste. 1205, Emeryville, CA 94608, of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.


                                      /s/ Mark Smith
                                      -----------------------------------------
                                      (Signature of Purchaser)

                                      Mark Smith
                                      -----------------------------------------
                                      (Name of Purchaser - please print)

                                      -----------------------------------------
                                      (Capacity)